Chartwell Small Cap Value Fund

Class A Shares (Ticker: CWSVX)
A series of the Investment Managers Series Trust

Supplement dated March 14, 2012 to the
Prospectus and Statement of Additional Information (“SAI”) dated November 9, 2011

Effective March 16, 2012, the following replaces the section titled “Fees and Expenses” on page 1 of the Prospectus:

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the Fund.  More information about these and other discounts is available from your financial professional and in the section titled "Sales Charge Schedule" on page 9 of the Prospectus.

Class A
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	1.00% 1
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	2.00%
Wire fee	$20
Retirement account fees (annual maintenance and redemption requests)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%
Distribution (Rule 12b-1) Fee	0.25%
Other expenses (includes shareholder service fee of up to 0.10%)2	0.68%
Total annual fund operating expenses	1.93%
Fee waiver and/or expense reimbursements3	(0.53%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements2	1.40%

1
No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

2	“Other expenses” have been estimated for the current fiscal year.
3
Effective March 16, 2012, the Fund’s advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.40% of average daily net assets of the Fund.  This agreement is in effect until February 28, 2013, and it may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid for three years from the date of any such waiver or payment.

The following replaces the section titled “Example” on page 2 of the Prospectus:

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$709	$1,098

The following replaces the first paragraph under the section titled “Prior Performance for Similar Accounts Managed by the Advisor” on page 6 of the Prospectus:

The following tables set forth performance data relating to the historical performance of private accounts managed by the Advisor for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those of the Fund.  The Chartwell Small Cap Value composite was created in January 1999 and includes all fee paying, discretionary accounts with comparable investment objectives and a market value in excess of $250,000.  Non-fee paying accounts are excluded from the composite.  The performance returns were not materially affected by the exclusion of the non-fee paying accounts.  Trade date accounting is utilized and cash equivalents are included in performance returns.  The data is provided to illustrate the past performance of the Advisor in managing substantially similar accounts as measured against market indices and does not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund.

In addition, the Fund has a new website address, all references in the Prospectus and SAI to the Fund’s website is replaced with “www.chartwellmutualfunds.com”

Please file this Supplement with your records.

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